Exhibit 99.2

Toyota Business Highlights Q2 FY2023 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for October 2022 came in at 14 . 90 M units, up from October 2021 at 12 . 99 M units . • Toyota U . S . reported October 2022 sales of 187 , 367 units, an increase of 32 . 7 % on a daily selling rate (DSR) basis and 27 . 7 % on a volume basis versus October 2021 . • Toyota division posted October 2022 sales of 165 , 570 units, an increase of 38 . 6 % on a DSR basis and 33 . 5 % on a volume basis versus October 2021 . • Lexus division posted October 2022 sales of 21 , 797 units, which is relatively consistent on a DSR basis and a decrease of - 3 . 7 % on a volume basis versus October 2021 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 0 50 100 150 200 250 300 6 11 16 21 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales October 2017 - October 2022 SAAR Toyota U.S. Sales 165,570 21,797 Toyota Division Lexus Division Toyota U.S. October 2022 Vehicle Sales Oct-22 Oct-21 Oct-22 Oct-21 RAV4 35,089 24,994 Camry 29,707 17,691 Tacoma 21,051 14,650 Highlander 17,962 18,103 Corolla 16,663 8,420 Toyota U.S. October Vehicles Sales Toyota Division Top 5 Models Oct-22 Oct-21 Oct-22 Oct-21 RX 8,252 9,416 NX 5,557 4,133 ES 3,001 3,587 GX 2,187 3,564 IS 1,488 359 Toyota U.S. October Vehicles Sales Lexus Division Top 5 Models

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $119 million for the second quarter of fiscal 2023, compared to $622 million for the same periods in fiscal 2022. The decrease in net income for the second quarter of fiscal 2023, compared to the same period in fiscal 2022, was primarily due to a $282 million increase in interest expense, a $208 million decrease in total financing revenues, a $145 million decrease in investment and other income, net, a $145 million increase in provision for credit losses, and a $59 million increase in operating and administrative expense, partially offset by a $194 million decrease in depreciation on operating leases, and a $148 million decrease in provision for income taxes. • We recorded a provision for credit losses of $291 million and $213 million for the first half and second quarter of fiscal 2023, respectively, compared to a provision for credit losses of $65 million and $68 million for the same periods in fiscal 2022. The increase in the provision for credit losses for the first half and second quarter of fiscal 2023, compared to the same periods in fiscal 2022, was primarily due to the increase in size of our retail loan portfolio and an increase in delinquencies. • Net charge - offs as a percentage of average finance receivables for the first half of fiscal 2023 increased to 0.36 percent from 0.17 percent for the same period in fiscal 2022. Our average finance receivables loss severity per unit for the first half of fiscal 2023 increased to $11,087 from $8,083 in the first half of fiscal 2022. The increase in net charge - offs and loss severity per unit were due to higher average amounts financed, a higher percentage of used vehicles financed, and higher delinquencies. Our default frequency as a percentage of outstanding finance receivable contracts was relatively consistent at 0.79 percent for the first half of fiscal 2023 and 2022, respectively. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and Mazda vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ c ommercial paper outstanding under our commercial paper programs ranged from approximately $ 17 . 0 billion to $ 18 . 0 billion during the quarter ended September 30 , 2022 , with an average outstanding balance of $ 17 . 6 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES The all - new 2023 Toyota Sequoia was named “Sport Utility Vehicle of Texas” by the Texas Auto Writers Association (TAWA) at the a nnual Texas Truck Rodeo event. The Sequoia, assembled at Toyota Motor Manufacturing, Texas (TMMTX) in San Antonio, also received the highest mark in thr ee additional categories, including Full - Size SUV, Off - Road SUV and Best Exterior. Vehicles were evaluated on interior, exterior, value, performance and p ersonal appeal. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Bob Barish | Funding & Liquidity Analyst (469) 486 - 5598 bob.barish@toyota.com Chuan Qin| Funding & Liquidity Analyst (469) 486 - 6020 chuan.qin@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee, MBA | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 55.0% 55.0% Q2 FY22 Q2 FY23 TMCC - Market Share 1 Q2 FY22 Q2 FY23 173 123 123 185 101 61 0 100 200 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q2 FY22 Q2 FY23 0.25% 0.17% 0.36% 0.00% 0.25% 0.50% Q2 FY21 Q2 FY22 Q2 FY23 Net Charge - offs as a Percentage of Average Finance Receivables 57 7 64 125 8 34 0 50 100 150 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened Q2 FY22 Q2 FY23 17.0 17.5 67.9 61.8 27.1 30.0 $0 $20 $40 $60 $80 $100 $120 Q2 FY22 Q2 FY23 Amount ($billions) TMCC Consolidated Financial Liabilities (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper